                                                                  EXHIBIT 23.3


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 23, 1999 included in Weatherford International, Inc. 401(k) Savings Plan's Annual Report on Form 11-K for the fiscal year ended December 31, 1998, and to all references to our Firm included in this Registration Statement.


ARTHUR ANDERSEN LLP

Houston, Texas
May 5, 2000